UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

3/14/2005

Northrop Grumman Corporation

(Exact name of registrant as specified in its charter)

DE	1-16411	95-4840775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 553-6262

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

1. Third Amendment to Five-Year Revolving Credit Agreement

On March 14, 2005, Northrop Grumman Corporation (the “Company”) entered into the Third Amendment dated as of February 23, 2005, to the $2,500,000,000 Five-Year Revolving Credit Agreement (the “Agreement”) dated as of March 30, 2001, among the Company, Northrop Grumman Systems Corporation and Litton Industries, Inc. (predecessor-in-interest to Northrop Grumman Systems Corporation), the Lenders party thereto, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) and Credit Suisse First Boston, as Co-Administrative Agents, JPMorgan Chase Bank, as Payment Agent, Salomon Smith Barney, Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Bank Securities Inc. (formerly known as Deutsche Banc Alex. Brown, Inc.) as Co-Documentation Agents, and amended by First Amendment dated as of November 26, 2002 and Second Amendment dated as of January 15, 2004. The Lenders who are parties to the Agreement were requested to provide their consent to the Third Amendment on or before the close of business on March 11, 2005. Pursuant to established practice, the Amendment became effective on March 14, 2005, when JPMorgan Chase Bank confirmed that it had received fully executed counterparts of the Third Amendment from the Required Lenders and the Borrowers under the Agreement. The form of the Third Amendment is attached as Exhibit 10.1.

The Third Amendment amends the definition of “Stock Repurchase Programs” to mean the program announced by the Company on August 20, 2003, the program authorized by the Company on October 26, 2004, and any future programs announced by the Company, in each case to acquire shares of its common stock for cash. The Third Amendment also amends the definition of “Excluded Restricted Payments” to mean cash Restricted Payments not greater than (a) $200 million in the aggregate during 2003, (b) $808 million in the aggregate during 2004, (c) $726 million in the aggregate during 2005, or (d) $500 million in the aggregate during any year after 2005, in each case to repurchase shares of the Company’s stock under the Stock Repurchase Programs. The effect of the Third Amendment is to increase Excluded Restricted Payments by $308 million in 2004 and $226 million in 2005.

2. Stock Plan

A replacement for Exhibit 10(d)(vi), Form of letter from Northrop Grumman Corporation regarding Stock Option and RPSR Retirement Enhancement with respect to the Northrop Grumman 2001 Long-Term Incentive Stock Plan (As amended September 17, 2003) that was filed with the Company’s 10-K for the period ended December 31, 2004, is being refiled to clarify the application of the program with respect to the Company’s stock option and RPSR grants and to correct the time the vested options remain exercisable under the program. A copy of the form of letter is attached as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 – Form of Third Amendment dated as of February 23, 2005 to the $2,500,000,000 Five-Year Revolving Credit Agreement dated as of March 30, 2001, among Northrop Grumman Corporation, Northrop Grumman Systems Corporation and Litton Industries, Inc. (predecessor-in-interest to Northrop Grumman Systems Corporation), the Lenders party thereto, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) and Credit Suisse First Boston, as Co-Administrative Agents, JPMorgan Chase Bank, as Payment Agent, Salomon Smith Barney, Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Bank Securities Inc. (formerly known as Deutsche Banc Alex. Brown, Inc.) as Co-Documentation Agents, and amended by First Amendment dated as of November 26, 2002 and Second Amendment dated as of January 15, 2004.

2

Exhibit 10.2 – Form of letter from Northrop Grumman Corporation regarding Stock Option and RPSR Retirement Enhancement with respect to the Northrop Grumman 2001 Long-Term Incentive Stock Plan (As amended September 17, 2003).

3

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

March 15, 2005 (Date)	By:	/s/ JOHN H. MULLAN
(Signature)
John H. Mullan
Corporate Vice President and Secretary

4

Exhibit Index

Exhibit No.
Exhibit 10.1	Form of Third Amendment dated as of February 23, 2005 to the $2,500,000,000 Five-Year Revolving Credit Agreement dated as of March 30, 2001, among Northrop Grumman Corporation, Northrop Grumman Systems Corporation and Litton Industries, Inc. (predecessor-in-interest to Northrop Grumman Systems Corporation), the Lenders party thereto, JPMorgan Chase Bank, (formerly known as The Chase Manhattan Bank) and Credit Suisse First Boston, as Co-Administrative Agents, JPMorgan Chase Bank, as Payment Agent, Salomon Smith Barney, Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Bank Securities Inc. (formerly known as Deutsche Banc Alex. Brown, Inc.) as Co-Documentation Agents, and amended by First Amendment dated as of November 26, 2002 and Second Amendment dated as of January 15, 2004.

Exhibit 10.2	Form of letter from Northrop Grumman Corporation regarding Stock Option and RPSR Retirement Enhancement with respect to the Northrop Grumman 2001 Long-Term Incentive Stock Plan (As amended September 17, 2003).

5